LEGG MASON TOTAL RETURN TRUST, INC.

         Supplement to the Primary Class Prospectus dated July 31, 2000 Supplement to the Institutional Class and Financial Intermediary Class
                        Prospectus dated January 21, 2001

              The Board of Directors of Legg Mason Total Return Trust, Inc. (the "Fund") has approved the submission to its shareholders of an Agreement and Plan of Reorganization and Termination ("Plan"). Under the Plan, the Fund would transfer all of its assets and liabilities to Legg Mason American Leading Companies Trust, an open-end series of Legg Mason Investors Trust, Inc. with a similar investment objective of capital appreciation and current income. If Fund shareholders approve the proposed merger, they will receive shares of Legg Mason American Leading Companies Trust equal in aggregate value to their shares in the Fund on the date of the merger. The Fund will cease operations shortly thereafter.

              A shareholder meeting date of May 17, 2001, has been set. At the meeting, all persons who are shareholders of record of the Fund as of March 23, 2001, will be entitled to vote on the Plan. If the Plan is approved, it is anticipated that the merger will be effected by the end of May 2001. More information about the proposed merger will be provided to Fund shareholders in proxy solicitation materials that are expected to be mailed in April 2001.

              You may continue to buy and sell shares of the Fund prior to the closing of the proposed acquisition. However, if the merger is approved, sales of new shares of the Fund are expected to be suspended approximately five days prior to the consummation of the merger.

                   THIS SUPPLEMENT IS DATED FEBRUARY 16, 2001.